UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

February 28, 2023

Date of Report (Date of earliest event reported)

LENNAR CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-11749	95-4337490
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5505 Blue Lagoon Drive, Miami, Florida 33126

(Address of principal executive offices) (Zip Code)

(305) 559-4000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $.10	LEN	New York Stock Exchange
Class B Common Stock, par value $.10	LEN.B	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) In a continued effort to be responsive to the feedback we received from extensive outreach to our shareholders in 2022, management consulted with an independent compensation advisor to obtain additional input on how we could continue to improve on the progress we made in 2022 in aligning our executive compensation programs with shareholder interests.

Based on this continued engagement, feedback, and extensive internal management discussions, on February 28, 2023, the Compensation Committee (the “Committee”) of the Board of Directors of Lennar Corporation (the “Company”) approved additional changes noted below to the fiscal 2023 executive compensation programs for each of Stuart Miller, the Company’s Executive Chairman, Rick Beckwitt, the Company’s Co-Chief Executive Officer and Co-President, and Jonathan Jaffe, the Company’s Co-Chief Executive Officer and Co-President.

A summary of the fiscal year 2023 Executive Compensation Program is shown below:

Shareholder Feedback (“What We Heard From Our Shareholders”)		Action (“What We Did”)			Impact of Action (“Why This is Important”)
Short-term Incentives	Cap on short-term cash incentive payout	Established dollar cap on cash bonuses - $7M, $6M, and $6M for Stuart Miller, Rick Beckwitt, and Jon Jaffe, respectively (same as FY 2022).			✓ Limits total short-term award size
	Lower pretax income (PTI) percentage	New for FY 2023: Reduced PTI payout percentage:			✓ Decreases earned short-term incentives
			From	To	✓ Strengthens the link between short-term incentive payouts and Company pretax income performance
		Executive Chairman	0.58%	0.20%
		Co-CEOs	0.51%	0.15%

Balance of Short- and Long-term Incentives	Equity incentives over cash	The incentive pay mix will be targeted at approximately 20% cash / 80% equity. (same as FY 2022).			✓ Provides greater alignment with shareholders

Balance of Performance and Time-based Equity	Long-term performance-based equity incentives over time-based equity incentives

New for FY 2023: Increased the performance-based equity component of total long-term incentives from 35% / 65% (time-based shares / performance shares) to a target of approximately 30% / 70% (time-based shares / performance shares).

✓ Provides even greater alignment with performance outcomes and long-term shareholder value creation

Above-median Performance Targets	Above-median targets for relative metrics	New for FY 2023: Performance shares target will be increased from the 60th percentile to the 65th percentile relative to our peer group.			✓ Requires even greater outperformance of our peers to earn target payouts
✓ Strengthens the Pay for Performance link between Executive Compensation and Company performance relative to our peer group

Strengthen Pay for Performance Link	Lower threshold payout as a % of target	New for FY 2023: Decreased payout level at threshold performance achievement from 50% of target to 30% of target for all performance goals.			✓ Reduces compensation for underperformance ✓ Strengthens the Pay for Performance link between Executive Compensation and Company performance

On February 28, 2023, the Committee approved 2023 award agreements under the Company’s 2016 Incentive Compensation Plan, as amended and restated, relating to incentive compensation for Mr. Miller, Mr. Beckwitt, Mr. Jaffe, Diane Bessette, the Company’s Vice President, Chief Financial Officer and Treasurer, Jeff McCall, the Company’s Executive Vice President, and Mark Sustana, the Company’s Vice President, General Counsel and Secretary. The award agreements describe cash bonus opportunities based on the achievement of specified performance goals. Copies of the award agreements are filed as Exhibit 10.1 hereto.

In addition, on February 28, 2023, the Committee approved 2023 award agreements under the Company’s 2016 Equity Incentive Plan under which Mr. Miller, Mr. Beckwitt, Mr. Jaffe, Ms. Bessette and Mr. McCall were granted target awards of 191,755; 167,875; 167,875; 16,800 and 9,050 shares of Class A common stock, respectively, that are subject to performance-based vesting conditions, and 82,180; 71,950; 71,950; 16,800 and 9,050 shares of Class A common stock, respectively, that are subject to service-based vesting conditions. A copy of the form of award agreement is filed as Exhibit 10.2 hereto. In addition, Mr. Sustana was granted 16,025 shares of Class A common stock, one-third of which vest on each of February 14, 2024, February 14, 2025, and February 14, 2026. Mr. Sustana’s award agreement is in the form generally used under the 2016 Equity Incentive Plan.

Forward-Looking Statements. Some of the statements in this Form 8-K are “forward-looking statements,” as that term is defined in the Private Securities Litigation Reform Act of 1995, including statements regarding the Company’s earnings in fiscal 2023. These forward-looking statements are subject to risks, uncertainties and assumptions. Accordingly, these forward-looking statements should be evaluated with consideration given to the many risks and uncertainties that could cause actual results and events to differ materially from those in the forward-looking statements. They include the risks detailed in the Company’s filings with the Securities and Exchange Commission, including the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the fiscal year ended November 30, 2022. We do not undertake any obligation to update forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Document

10.1	2023 Award Agreements under the Company’s 2016 Incentive Compensation Plan, as amended, for Mr. Miller, Mr. Beckwitt, Mr. Jaffe, Ms. Bessette, Mr. McCall and Mr. Sustana.

10.2	Form of 2023 Award Agreement under the Company’s 2016 Equity Incentive Plan for Mr. Miller, Mr. Beckwitt, Mr. Jaffe, Ms. Bessette and Mr. McCall.

104	Cover page Interactive data file (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 6, 2023	Lennar Corporation

	By:	/s/ Diane Bessette
	Name:	Diane Bessette
	Title:	Vice President, Chief Financial Officer and Treasurer